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                                                                      EX-99.(n)

                            WELLS FARGO FUNDS TRUST
                          RULE 18f-3 MULTI-CLASS PLAN

I. Introduction.

   Pursuant to Rule 18f-3 under the Investment Company Act of 1940, as amended (the "1940 Act"), this Rule 18f-3 Multi-Class Plan (the "Plan") sets forth the method for allocating fees and expenses among each class of shares in the separate investment portfolios (the "Funds") of Wells Fargo Funds Trust (the "Trust"). In addition, the Plan sets forth the maximum initial sales charges, contingent deferred sales charges ("CDSCs"), Rule 12b-1 distribution fees, shareholder servicing fees, conversion features, exchange privileges and other shareholder services applicable to each class of shares of the Funds.

   The Trust is an open-end series investment company registered under the 1940 Act, the shares of which are registered on Form N-1A under the Securities Act of 1933. The Trust hereby elects to offer multiple classes of shares of the Funds pursuant to the provisions of Rule 18f-3 and the Plan. Appendix A, as it may be amended from time to time, lists the Funds that have approved the Plan and the classes of each such Fund. Each such Fund that has authorized the issuance of multiple classes of shares is referred to as a "Multi-Class Fund" hereunder.

II. Allocation of Expenses.

   A. Mandatory Class Expenses. Pursuant to Rule 18f-3, the Trust allocates to each class of shares of a Multi-Class Fund: (i) any fees and expenses incurred by the Fund in connection with the distribution of such class of shares under a distribution plan adopted for such class of shares pursuant to Rule 12b-1; and
(ii) any fees and expenses incurred by the Fund under a shareholder servicing plan in connection with the provision of shareholder administrative or liaison services to the holders of such class of shares.

   B. Board-Approved Class Expenses. The Trust's Board of Trustees has approved the allocation of class-level administration fees incurred by a particular class of shares for administration services provided by the Multi-Class Funds' administrator at the class level. Appendix B, as it may be amended from time to time, lists the class-level administration fees payable by each class of the Multi-Class Funds.

   C. Discretionary Class Expenses. In addition, pursuant to Rule 18f-3, the Trust may allocate the following fees and expenses to a particular class of shares of a Multi-Class Fund:

   (i)    transfer agent fees that are attributable to such class of shares;

   (ii) printing and postage expenses related to preparing and distributing materials such as shareholder reports, notices, prospectuses, reports, and proxies to current shareholders of that class or to regulatory agencies with respect to such class of shares;

   (iii) blue sky notification or other filing fees incurred with respect to such class of shares;

   (iv) Securities and Exchange Commission registration fees incurred with respect to such class of shares;

   (v) the expense of administrative personnel and services (including, but not limited to, those of a portfolio accountant, custodian or dividend paying agent charged with calculating

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          net asset values or determining or paying dividends) as required to support the shareholders of such class of shares;

   (vi) litigation or other legal expenses incurred with respect to such class of shares;

   (vii) fees of the Trust's Trustees incurred with respect to matters affecting such class of shares;

   (viii) independent accountants' fees incurred with respect to such class of shares; and

   (ix) any other fees and expenses, not including advisory or custodial fees or other expenses related to the management of the Fund's assets, incurred with respect to such class of shares.

   For all purposes under this Plan, fees and expenses incurred "with respect to" a class of shares are those fees and expenses that are actually incurred in a different amount by the class or that relate to a different kind or degree of services provided to the class. Any decision to treat expenses referenced in this Subsection C as class expenses and any subsequent changes to such decision will be reviewed and approved by the Board of Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust.

   C. Relative Net Asset Value Allocation. Income, realized and unrealized capital gains and losses, and any expenses of a Multi-Class Fund not allocable to a particular class of the Fund pursuant to this Plan shall be allocated to each class of the Fund based upon the relative net asset value of that class in relation to the aggregate net asset value of the Fund. In certain cases, a service provider for a Multi-Class Fund may waive or reimburse all or a portion of the expenses of a specific class of shares of the Multi-Class Fund. The Board of Trustees will monitor any such waivers or reimbursements to ensure that they do not generate inappropriate cross-subsidization between classes.

III. Class Arrangements.

   The following summarizes the maximum initial sales charges, CDSCs, Rule 12b-1 distribution fees, shareholder servicing fees, conversion features, exchange privileges and other shareholder services applicable to a particular class of shares of the Multi-Class Funds. Appendix A sets forth the actual sales charges, Rule 12b-1 fees and shareholder servicing fees of each class of shares of each Multi-Class Fund. Additional details and restrictions regarding such fees and services are set forth in the relevant Fund's current Prospectus and Statement of Additional Information.

   A. Class A Shares - Multi-Class Funds.

       1. Maximum Initial Sales Charge: Not to exceed 5.75% of the net asset value ("NAV") at the time of purchase, as further specified in Appendix A.

       2. Contingent Deferred Sales Charge: Class A shares that are purchased at NAV in amounts of $1,000,000 or more will be assessed a CDSC of 1.00% if they are redeemed within one year from the date of purchase. Effective February 1, 2008, such Class A share purchases may be assessed such CDSC if they are redeemed within eighteen months from the date of purchase. The CDSC will be calculated based upon the NAV at the time of purchase of the Class A shares being redeemed.

       3. Maximum Annual Rule 12b-1 Distribution Fee: Not to exceed 0.25% of average daily net assets attributable to Class A shares, as further specified in Appendix A.

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       4. Maximum Annual Shareholder Servicing Fee: Not to exceed 0.25% of average daily net assets attributable to Class A shares, as further specified in Appendix A.

       5. Conversion Features: None

       6. Exchange Privileges: As described in the current prospectus for each Fund.

   B. Class B Shares - Multi-Class Funds.

       1. Maximum Initial Sales Charge: None

       2. Contingent Deferred Sales Charge: Class B shares that are redeemed within six years from the receipt of a purchase order affecting such shares are subject to a CDSC equal to the percentage indicated below of the dollar amount of the applicable NAV. For Class B shares purchased prior to June 9, 2003, the CDSC will be calculated based upon the lesser of the NAV at the time of purchase of the Class B shares being redeemed or the NAV of such shares at the time of redemption. For Class B shares purchased on or after June 9, 2003, the CDSC will be calculated based upon the NAV at the time of purchase of the Class B shares being redeemed. No CDSC is imposed on Class B shares purchased through reinvestment of dividends or capital gain distributions. No CDSC is imposed on annual redemptions totaling 10% or less of an investor's holdings through the systematic withdrawal program.


       Redemption
       Within:    1 Year 2 Years 3 Years 4 Years 5 Years 6 Years 7 Years
       ---------- ------ ------- ------- ------- ------- ------- -------
         CDSC:     5.0%    4.0%    3.0%    3.0%    2.0%    1.0%    0.0%

       3. Maximum Annual Rule 12b-1 Distribution Fee: Not to exceed 0.75% of average daily net assets attributable to Class B shares, as further specified in Appendix A.

       4. Maximum Annual Shareholder Servicing Fee: Not to exceed 0.25% of average daily net assets attributable to Class B shares, as further specified in Appendix A.

       5. Conversion Features: Class B shares of a Multi-Class Fund that have been outstanding for seven years after the end of the month in which the shares were initially purchased automatically convert to Class A shares of such Fund. Such conversion is on the basis of the relative NAVs of the two classes, without the imposition of any sales charge or other charge.

       6. Exchange Privileges: As described in the current prospectus for each Fund.

   C. Class C Shares - Multi-Class Funds.

       1. Maximum Initial Sales Charge: None

       2. Contingent Deferred Sales Charge: Class C shares that are redeemed within one year of a receipt of a purchase order affecting such shares are subject to a CDSC of 1.00%. For Class C shares purchased prior to June 9, 2003, the CDSC will be calculated based upon the lesser of NAV at the time of purchase of the Class C shares being redeemed or the NAV of such shares at the time of redemption. For Class C shares purchased on or after June 9, 2003, the CDSC will be calculated based upon the NAV at the time of purchase of the Class C shares being redeemed. No CDSC is imposed on Class C shares purchased through reinvestment of dividends or capital gain distributions. No CDSC is

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          imposed on annual redemptions totaling 10% or less of an investor's holdings through the systematic withdrawal program.

       3. Maximum Annual Rule 12b-1 Distribution Fee: Not to exceed 0.75% of average daily net assets attributable to Class C shares, as further specified in Appendix A.

       4. Maximum Annual Shareholder Servicing Fee: Not to exceed 0.25% of average daily net assets attributable to Class C shares, as further specified in Appendix A.

       5. Conversion Features: None

       6. Exchange Privileges: As described in the current prospectus for each Fund.

   D. Class D Shares - Multi-Class Funds.

       1. Maximum Initial Sales Charge: None

       2. Contingent Deferred Sales Charge: None

       3. Maximum Annual Rule 12b-1 Distribution Fee: None

       4. Maximum Annual Shareholder Servicing Fee: Not to exceed 0.25% of average daily net assets attributable to Class D shares, as further specified in Appendix A.

          Conversion Features: None

       6. Exchange Privileges: As described in the current prospectus for each Fund.

   E. Class Z Shares - Multi-Class Funds.

       1. Maximum Initial Sales Charge: None

       2. Contingent Deferred Sales Charge: None

       3. Maximum Annual Rule 12b-1 Distribution Fee: None

       4. Maximum Annual Shareholder Servicing Fee: Not to exceed 0.25% of average daily net assets attributable to Class Z shares, as further specified in Appendix A.

       5. Conversion Features: None

       6. Exchange Privileges: As described in the current prospectus for each Fund.

   F. Administrator Class Shares - Multi-Class Non-Money Market Funds.

       1  Maximum Initial Sales Charge: None

       2  Contingent Deferred Sales Charge: None

       3  Maximum Annual Rule 12b-1 Distribution Fee: None

       4 Maximum Annual Shareholder Servicing Fee: Not to exceed 0.25% of average daily net assets attributable to Administrator Class shares, as further specified in Appendix A.

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       5  Conversion Features: None

       6 Exchange Privileges: As described in the current prospectus for each Fund.

   G. Administrator Class - Multi-Class Money Market Funds.

       1. Maximum Initial Sales Charge: None

       2. Contingent Deferred Sales Charge: None

       3. Maximum Annual Rule 12b-1 Distribution Fee: None

       4. Maximum Annual Shareholder Servicing Fee: Not to exceed 0.10% of the average daily net assets attributable to Administrator Class shares, as further specified in Appendix A.

       5. Conversion Features: None

       6. Exchange Privileges: As described in the current prospectus for each Fund.

   H. Service Class Shares - Multi-Class Funds.

       1  Maximum Initial Sales Charge: None

       2  Contingent Deferred Sales Charge: None

       3  Maximum Annual Rule 12b-1 Distribution Fee: None

       4 Maximum Annual Shareholder Servicing Fee: Not to exceed 0.25% of the average daily net assets attributable to Service Class shares, as further specified in Appendix A.

       5  Conversion Features: None

       6 Exchange Privileges: As described in the current prospectus for each Fund.

   I. Institutional Class Shares - Multi-Class Funds.

       1. Maximum Initial Sales Charge: None

       2. Contingent Deferred Sales Charge: None

       3. Maximum Annual Rule 12b-1 Distribution Fee: None

       4. Maximum Annual Shareholder Servicing Fee: None

       5. Conversion Features: None

       6. Exchange Privileges: As described in the current prospectus for the Fund.

   J. Advisor Class Shares - Multi-Class Funds.

       1. Maximum Initial Sales Charge: None

       2. Contingent Deferred Sales Charge: None

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       3. Maximum Annual Rule 12b-1 Distribution Fee: None

       4. Maximum Annual Shareholder Servicing Fee: Not to exceed 0.25% of average daily net assets attributable to Advisor Class shares, as further specified in Appendix A.

       5. Conversion Features: None

       6. Exchange Privileges: As described in the current prospectus for each Fund.

   K. Investor Class Shares - Multi-Class Funds.

       1. Maximum Initial Sales Charge: None

       2. Contingent Deferred Sales Charge: None

       3. Maximum Annual Rule 12b-1 Distribution Fee: None

       4. Maximum Annual Shareholder Servicing Fee: Not to exceed 0.25% of average daily net assets attributable to Investor Class shares, as further specified in Appendix A.

       5. Conversion Features: None

       6. Exchange Privileges: As described in the current prospectus for each Fund.

   L. Select Class Shares - Multi-Class Funds.

       1. Maximum Initial Sales Charge: None

       2. Contingent Deferred Sales Charge: None

       3. Maximum Annual Rule 12b-1 Distribution Fee: None

       4. Maximum Annual Shareholder Servicing Fee: None

       5. Conversion Features: None

       6. Exchange Privileges: As described in the current prospectus for each Fund.

IV. Board Review.

   The Board of Trustees of the Trust shall review the Plan as it deems necessary. Prior to any material amendment(s) to the Plan with respect to any Multi-Class Fund's shares, the Trust's Board of Trustees, including a majority of the Trustees that are not interested persons of the Trust, shall find that the Plan, as proposed to be amended (including any proposed amendments to the method of allocating class and/or fund expenses), is in the best interest of each class of shares of the Fund individually and the Fund as a whole. In considering whether to approve any proposed amendment(s) to the Plan, the Trustees of the Trust shall request and evaluate such information as they consider reasonably necessary to evaluate the proposed amendment(s) to the Plan.

Adopted: March 26, 1999
Most recently amended: February 7, 2007

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                                  APPENDIX A

                          RULE 18f-3 MULTI-CLASS PLAN
                            WELLS FARGO FUNDS TRUST

                                    Maximum                         Maximum
Funds Trust Multi Class          Initial Sales Maximum  Maximum   Shareholder
Funds and Share Classes             Charge      CDSC   12b-1 Fee Servicing Fee
-----------------------          ------------- ------- --------- -------------
Asia Pacific Fund/1/
   Class A                           5.75       1.00^    None        0.25
   Class C                           None        1.00    0.75        0.25
   Investor Class                    None        None    None        0.25
Asset Allocation Fund
   Class A                           5.75       1.00^    None        0.25
   Class B                           None        5.00    0.75        0.25
   Class C                           None        1.00    0.75        0.25
   Administrator Class               None        None    None        0.25
California Limited-Term
  Tax-Free Fund
   Class A                           3.00        0.50    None        0.25
   Class C                           None        1.00    0.75        0.25
   Administrator Class               None        None    None        0.25
California Tax-Free Fund
   Class A                           4.50       1.00^    None        0.25
   Class B                           None        5.00    0.75        0.25
   Class C                           None        1.00    0.75        0.25
   Administrator Class               None        None    None        0.25
California Tax-Free Money
  Market Fund
   Class A                           None        None    None        0.25
   Service Class                     None        None    None        0.25
Capital Growth Fund/2/
   Class A                           5.75       1.00^    None        0.25
   Class C                           None        1.00    0.75        0.25
   Administrator Class               None        None    None        0.25
   Investor Class                    None        None    None        0.25
   Institutional Class               None        None    None        None
Cash Investment Money Market
  Fund
   Administrator Class               None        None    None        0.10
   Institutional Class               None        None    None        None
   Service Class                     None        None    None        0.25
   Select Class/3/                   None        None    0.00        0.00
Colorado Tax-Free Fund
   Class A                           4.50       1.00^    None        0.25
   Class B                           None        5.00    0.75        0.25
--------
/1/ On May 9, 2007 the Board of Trustees approved the establishment of Class A and Class C shares for the Asia Pacific Fund, which are expected to commence operations on or about July 31, 2007.
^ Class A shares that are purchased at NAV in amounts of $1,000,000 or more have no initial sales charge and will be assessed a 1.00% CDSC (0.50% for the Short Duration Government Bond Fund, National Limited-Term Tax-Free Fund, Stable Income Fund and Ultra-Short Duration Bond Fund) if they are redeemed within one year from the date of purchase, unless the dealer of record waives its commission with a Fund's approval. Effective February 1, 2008, such Class A share purchases may be assessed such CDSC if they are redeemed within eighteen months from the date of purchase. Class A shares purchased at NAV in amounts of less than $1,000,000 have an initial sales charge and will not be assessed a CDSC.
/2/ On May 9, 2007 the Board of Trustees approved the establishment of Class A and Class C shares for the Capital Growth Fund, which are expected to commence operations on or about July 31, 2007.
/3/ On November 8, 2006, the Board of Trustees approved the establishment of the Select Class shares for the Cash Investment Money Market Fund, which is expected to commence operations on or about July 1, 2007.

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                                   Maximum                         Maximum
Funds Trust Multi Class         Initial Sales Maximum  Maximum   Shareholder
Funds and Share Classes            Charge      CDSC   12b-1 Fee Servicing Fee
-----------------------         ------------- ------- --------- -------------
   Administrator Class              None        None    None        0.25
Common Stock Fund
   Class A                          5.75        None    None        0.25
   Class B                          None        5.00    0.75        0.25
   Class C                          None        1.00    0.75        0.25
   Class Z                          None        None    None        0.25
Corporate Bond Fund
   Advisor Class                    None        None    None        0.25
   Investor Class                   None        None    None        0.25
   Institutional Class              None        None    None        None
C&B Large Cap Value Fund
   Class A                          5.75       1.00^    None        0.25
   Class B                          None        5.00    0.75        0.25
   Class C                          None        1.00    0.75        0.25
   Class D                          None        None    None        0.25
   Administrator Class              None        None    None        0.25
   Institutional Class              None        None    None        None
C&B Mid Cap Value Fund
   Class A                          5.75       1.00^    None        0.25
   Class B                          None        5.00    0.75        0.25
   Class C                          None        1.00    0.75        0.25
   Class D                          None        None    None        0.25
   Administrator Class              None        None    None        0.25
   Institutional Class              None        None    None        None
Discovery Fund/4/
   Class A                          5.75       1.00^    None        0.25
   Class C                          None        1.00    0.75        0.25
   Administrator Class              None        None    None        0.25
   Institutional Class              None        None    None        None
   Investor Class                   None        None    None        0.25
Diversified Equity Fund
   Class A                          5.75       1.00^    None        0.25
   Class B                          None        5.00    0.75        0.25
   Class C                          None        1.00    0.75        0.25
   Administrator Class              None        None    None        0.25
Dividend Income Fund
   Administrator Class              None        None    None        0.25
   Investor Class                   None        None    None        0.25
Emerging Growth Fund
   Administrator Class              None        None    0.00        0.25
   Investor Class                   None        None    0.00        0.25
Emerging Markets Focus Fund
   Class A                          5.75       1.00^    None        0.25
   Class B                          None        5.00    0.75        0.25
--------
/4/   On May 9, 2007 the Board of Trustees approved the establishment of
      Class A and Class C shares for the Discovery Fund, which are expected to commence operations on or about July 31, 2007.
^ Class A shares that are purchased at NAV in amounts of $1,000,000 or more have no initial sales charge and will be assessed a 1.00% CDSC (0.50% for the Short Duration Government Bond Fund, National Limited-Term Tax-Free Fund, Stable Income Fund and Ultra-Short Duration Bond Fund) if they are redeemed within one year from the date of purchase, unless the dealer of record waives its commission with a Fund's approval. Effective
      February 1, 2008, such Class A share purchases may be assessed such CDSC if they are redeemed within eighteen months from the date of purchase. Class A shares purchased at NAV in amounts of less than $1,000,000 have an initial sales charge and will not be assessed a CDSC.

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                                   Maximum                         Maximum
Funds Trust Multi Class         Initial Sales Maximum  Maximum   Shareholder
Funds and Share Classes            Charge      CDSC   12b-1 Fee Servicing Fee
-----------------------         ------------- ------- --------- -------------
   Class C                          None        1.00    0.75        0.25
   Administrator Class              None        None    None        0.25
Endeavor Large Cap Fund
   Class A                          5.75       1.00^    None        0.25
   Class B                          None        5.00    0.75        0.25
   Class C                          None        1.00    0.75        0.25
Endeavor Select Fund
   Class A                          5.75       1.00^    None        0.25
   Class B                          None        5.00    0.75        0.25
   Class C                          None        1.00    0.75        0.25
   Administrator Class              None        None    None        0.25
   Institutional Class              None        None    None        None
Enterprise Fund
   Advisor Class                    None        None    None        0.25
   Administrator Class              None        None    None        0.25
   Institutional Class              None        None    None        None
   Investor Class                   None        None    None        0.25
Equity Income Fund
   Class A                          5.75       1.00^    None        0.25
   Class B                          None        5.00    0.75        0.25
   Class C                          None        1.00    0.75        0.25
   Administrator Class              None        None    None        0.25
Equity Index Fund
   Class A                          5.75       1.00^    None        0.25
   Class B                          None        5.00    0.75        0.25
Equity Value Fund
   Class A                          5.75       1.00^    None        0.25
   Class B                          None        5.00    0.75        0.25
   Class C                          None        1.00    0.75        0.25
   Administrator Class              None        None    None        0.25
   Institutional Class              None        None    None        None
Government Money Market Fund
   Administrator Class              None        None    None        0.10
   Class A                          None        None    None        0.25
   Institutional Class              None        None    None        None
   Service Class                    None        None    None        0.25
Government Securities Fund
   Class C                          None        1.00    0.75        0.25
   Advisor Class                    None        None    None        0.25
   Administrator Class              None        None    None        0.25
   Investor Class                   None        None    None        0.25
   Institutional Class              None        None    None        None
Growth Balanced Fund
   Class A                          5.75       1.00^    None        0.25
   Class B                          None        5.00    0.75        0.25
--------
^ Class A shares that are purchased at NAV in amounts of $1,000,000 or more have no initial sales charge and will be assessed a 1.00% CDSC (0.50% for the Short Duration Government Bond Fund, National Limited-Term Tax-Free Fund, Stable Income Fund and Ultra-Short Duration Bond Fund) if they are redeemed within one year from the date of purchase, unless the dealer of record waives its commission with a Fund's approval. Effective
      February 1, 2008, such Class A share purchases may be assessed such CDSC if they are redeemed within eighteen months from the date of purchase. Class A shares purchased at NAV in amounts of less than $1,000,000 have an initial sales charge and will not be assessed a CDSC.

                                   Maximum                         Maximum
Funds Trust Multi Class         Initial Sales Maximum  Maximum   Shareholder
Funds and Share Classes            Charge      CDSC   12b-1 Fee Servicing Fee
-----------------------         ------------- ------- --------- -------------
   Class C                          None        1.00    0.75        0.25
   Administrator Class              None        None    None        0.25
Growth Equity Fund
   Class A                          5.75       1.00^    None        0.25
   Class B                          None        5.00    0.75        0.25
   Class C                          None        1.00    0.75        0.25
   Administrator Class              None        None    None        0.25
   Institutional Class              None        None    None        None
Growth and Income Fund
   Advisor Class                    None        None    None        0.25
   Administrator Class              None        None    None        0.25
   Investor Class                   None        None    None        0.25
   Institutional Class              None        None    None        None
Growth Fund
   Class C                          None        1.00    0.75        0.25
   Advisor Class                    None        None    None        0.25
   Administrator Class              None        None    None        0.25
   Investor Class                   None        None    None        0.25
   Institutional Class              None        None    None        None
Heritage Money Market Fund
   Institutional Class              None        None    None        None
   Administrator Class              None        None    None        0.10
   Select Class/5/                  None        None    0.00        0.00
High Income Fund
   Advisor Class                    None        None    None        0.25
   Investor Class                   None        None    None        0.25
   Institutional Class              None        None    None        None
High Yield Bond Fund
   Class A                          4.50       1.00^    None        0.25
   Class B                          None        5.00    0.75        0.25
   Class C                          None        1.00    0.75        0.25
Income Plus Fund
   Class A                          4.50       1.00^    None        0.25
   Class B                          None        5.00    0.75        0.25
   Class C                          None        1.00    0.75        0.25
Index Fund
   Administrator Class              None        None    None        0.10
   Investor Class                   None        None    None        0.25
--------
/5/ On November 8, 2006, the Board of Trustees approved the establishment of the Select Class shares for the Heritage Money Market Fund, which is expected to commence operations on or about July 1, 2007.
^ Class A shares that are purchased at NAV in amounts of $1,000,000 or more have no initial sales charge and will be assessed a 1.00% CDSC (0.50% for the Short Duration Government Bond Fund, National Limited-Term Tax-Free Fund, Stable Income Fund and Ultra-Short Duration Bond Fund) if they are redeemed within one year from the date of purchase, unless the dealer of record waives its commission with a Fund's approval. Effective
      February 1, 2008, such Class A share purchases may be assessed such CDSC if they are redeemed within eighteen months from the date of purchase. Class A shares purchased at NAV in amounts of less than $1,000,000 have an initial sales charge and will not be assessed a CDSC.

                                   Maximum                         Maximum
Funds Trust Multi Class         Initial Sales Maximum  Maximum   Shareholder
Funds and Share Classes            Charge      CDSC   12b-1 Fee Servicing Fee
-----------------------         ------------- ------- --------- -------------
Inflation-Protected Bond Fund
   Class A                          4.50       1.00^    None        0.25
   Class B                          None        5.00    0.75        0.25
   Class C                          None        1.00    0.75        0.25
   Administrator Class              None        None    None        0.25
Intermediate Government Income
  Fund
   Class A                          4.50       1.00^    None        0.25
   Class B                          None        5.00    0.75        0.25
   Class C                          None        1.00    0.75        0.25
   Administrator Class              None        None    None        0.25
Intermediate Tax-Free Fund/6/
   Class A                          5.75       1.00^    None        0.25
   Class C                          None        1.00    0.75        0.25
   Investor Class                   None        None    None        0.25
International Core Fund
   Class A                          5.75       1.00^    None        0.25
   Class B                          None        5.00    0.75        0.25
   Class C                          None        1.00    0.75        0.25
   Administrator Class              None        None    None        0.25
International Equity Fund
   Class A                          5.75       1.00^    None        0.25
   Class B                          None        5.00    0.75        0.25
   Class C                          None        1.00    0.75        0.25
   Administrator Class              None        None    None        0.25
   Institutional Class              None        None    None        None
International Value Fund
   Class A                          5.75       1.00^    None        0.25
   Class B                          None        5.00    0.75        0.25
   Class C                          None        1.00    0.75        0.25
   Administrator Class              None        None    None        0.25
   Institutional Class              None        None    None        None
Large Cap Appreciation Fund
   Class A                          5.75       1.00^    None        0.25
   Class B                          None        5.00    0.75        0.25
   Class C                          None        1.00    0.75        0.25
   Administrator Class              None        None    None        0.25
   Institutional Class              None        None    None        None
Large Company Core Fund
   Class A                          5.75       1.00^    None        0.25
   Class B                          None        5.00    0.75        0.25
   Class C                          None        1.00    0.75        0.25
   Class Z                          None        None    None        0.25
   Administrator Class              None        None    None        0.25
--------
^ Class A shares that are purchased at NAV in amounts of $1,000,000 or more have no initial sales charge and will be assessed a 1.00% CDSC (0.50% for the Short Duration Government Bond Fund, National Limited-Term Tax-Free Fund, Stable Income Fund and Ultra-Short Duration Bond Fund) if they are redeemed within one year from the date of purchase, unless the dealer of record waives its commission with a Fund's approval. Effective
      February 1, 2008, such Class A share purchases may be assessed such CDSC if they are redeemed within eighteen months from the date of purchase. Class A shares purchased at NAV in amounts of less than $1,000,000 have an initial sales charge and will not be assessed a CDSC.
/6/ On May 9, 2007 the Board of Trustees approved the establishment of Class A and Class C shares for the Intermediate Tax-Free Fund, which are expected to commence operations on or about July 31, 2007.

                                   Maximum                         Maximum
Funds Trust Multi Class         Initial Sales Maximum  Maximum   Shareholder
Funds and Share Classes            Charge      CDSC   12b-1 Fee Servicing Fee
-----------------------         ------------- ------- --------- -------------
Large Company Growth Fund
   Class A                          5.75       1.00^    None        0.25
   Class B                          None        5.00    0.75        0.25
   Class C                          None        1.00    0.75        0.25
   Class Z                          None        None    None        0.25
   Administrator Class              None        None    None        0.25
   Institutional Class              None        None    None        None
Mid Cap Disciplined Fund/7/
   Class A                          5.75       1.00^    None        0.25
   Class C                          None        1.00    0.75        0.25
   Administrator Class              None        None    None        0.25
   Institutional Class              None        None    None        None
   Investor Class                   None        None    None        0.25
Mid Cap Growth Fund
   Class A                          5.75       1.00^    None        0.25
   Class B                          None        5.00    0.75        0.25
   Class C                          None        1.00    0.75        0.25
   Class Z                          None        None    None        0.25
Minnesota Tax-Free Fund
   Class A                          4.50       1.00^    None        0.25
   Class B                          None        5.00    0.75        0.25
   Class C                          None        1.00    0.75        0.25
   Administrator Class              None        None    None        0.25
   Class Z                          None        None    None        0.25
Moderate Balanced Fund
   Class A                          5.75       1.00^    None        0.25
   Class B                          None        5.00    0.75        0.25
   Class C                          None        1.00    0.75        0.25
   Administrator Class              None        None    None        0.25
Money Market Fund
   Class A                          None        None    None        0.25
   Class B                          None        5.00    0.75        0.25
   Investor Class                   None        None    None        0.25
Municipal Bond Fund
   Class A                          5.75       1.00^    None        0.25
   Class B                          None        5.00    0.75        0.25
   Class C                          None        1.00    0.75        0.25
   Administrator Class              None        None    None        0.25
   Investor Class                   None        None    None        0.25
--------
^ Class A shares that are purchased at NAV in amounts of $1,000,000 or more have no initial sales charge and will be assessed a 1.00% CDSC (0.50% for the Short Duration Government Bond Fund, National Limited-Term Tax-Free Fund, Stable Income Fund and Ultra-Short Duration Bond Fund) if they are redeemed within one year from the date of purchase, unless the dealer of record waives its commission with a Fund's approval. Effective
      February 1, 2008, such Class A share purchases may be assessed such CDSC if they are redeemed within eighteen months from the date of purchase. Class A shares purchased at NAV in amounts of less than $1,000,000 have an initial sales charge and will not be assessed a CDSC.
/7/ On May 9, 2007 the Board of Trustees approved the establishment of Class A and Class C shares for the Mid Cap Disciplined Fund, which are expected to commence operations on or about July 31, 2007.

                                    Maximum                         Maximum
Funds Trust Multi Class          Initial Sales Maximum  Maximum   Shareholder
Funds and Share Classes             Charge      CDSC   12b-1 Fee Servicing Fee
-----------------------          ------------- ------- --------- -------------
National Limited-Term Tax-Free
  Fund
   Class A                           3.00       0.50^    None        0.25
   Class B                           None        3.00    0.75        0.25
   Class C                           None        1.00    0.75        0.25
   Administrator Class               None        None    None        0.25
National Tax-Free Fund
   Class A                           4.50       1.00^    None        0.25
   Class B                           None        5.00    0.75        0.25
   Class C                           None        1.00    0.75        0.25
   Administrator Class               None        None    None        0.25
National Tax-Free Money Market
  Fund
   Class A                           None        None    None        0.25
   Institutional Class               None        None    None        None
   Administrator Class               None        None    None        0.10
   Service Class                     None        None    None        0.25
Opportunity Fund
   Advisor Class                     None        None    None        0.25
   Administrator Class               None        None    None        0.25
   Investor Class                    None        None    None        0.25
Overseas Fund
   Investor Class                    None        None    None        0.25
   Institutional Class               None        None    None        None
Prime Investment Money Market
  Fund
   Institutional Class               None        None    None        None
   Service Class                     None        None    None        0.25
Short Duration Government Bond
  Fund
   Class A                           3.00       0.50^    None        0.25
   Class B                           None        3.00    0.75        0.25
   Class C                           None        1.00    0.75        0.25
   Administrator Class               None        None    None        0.25
   Institutional Class               None        None    None        None
Short-Term Bond Fund
   Advisor Class                     None        None    None        0.25
   Investor Class                    None        None    None        0.25
   Institutional Class               None        None    None        None
Short-Term High Yield Bond Fund
   Advisor Class                     None        None    None        0.25
   Investor Class                    None        None    None        0.25
Short-Term Municipal Bond Fund
   Class C                           None        1.00    0.75        0.25
   Investor Class                    None        None    None        0.25
Small Cap Disciplined Fund
   Administrator Class               None        None    None        0.25
   Institutional Class               None        None    None        None
   Investor Class                    None        None    None        0.25
--------
^ Class A shares that are purchased at NAV in amounts of $1,000,000 or more have no initial sales charge and will be assessed a 1.00% CDSC (0.50% for the Short Duration Government Bond Fund, National Limited-Term Tax-Free Fund, Stable Income Fund and Ultra-Short Duration Bond Fund) if they are redeemed within one year from the date of purchase, unless the dealer of record waives its commission with a Fund's approval. Effective
      February 1, 2008, such Class A share purchases may be assessed such CDSC if they are redeemed within eighteen months from the date of purchase. Class A shares purchased at NAV in amounts of less than $1,000,000 have an initial sales charge and will not be assessed a CDSC.

                                   Maximum                         Maximum
Funds Trust Multi Class         Initial Sales Maximum  Maximum   Shareholder
Funds and Share Classes            Charge      CDSC   12b-1 Fee Servicing Fee
-----------------------         ------------- ------- --------- -------------
Small Cap Growth Fund
   Class A                          5.75       1.00^    None        0.25
   Class B                          None        5.00    0.75        0.25
   Class C                          None        1.00    0.75        0.25
   Administrator Class              None        None    None        0.25
   Class Z                          None        None    None        0.25
   Institutional Class              None        None    None        None
Small Cap Value Fund
   Class A                          5.75       1.00^    None        0.25
   Class B                          None        5.00    0.75        0.25
   Class C                          None        1.00    0.75        0.25
   Class Z                          None        None    None        0.25
   Institutional Class/8/           None        None    None        None
Small Company Growth Fund
   Class A                          5.75       1.00^    None        0.25
   Class B                          None        5.00    0.75        0.25
   Class C                          None        1.00    0.75        0.25
   Administrator Class              None        None    None        0.25
Small Company Value Fund
   Class A                          5.75       1.00^    None        0.25
   Class B                          None        5.00    0.75        0.25
   Class C                          None        1.00    0.75        0.25
   Administrator Class              None        None    None        0.25
Small/Mid Cap Value Fund/9/
   Class A                          5.75       1.00^    None        0.25
   Class C                          None        1.00    0.75        0.25
   Administrator Class              None        None    None        0.25
   Institutional Class              None        None    None        None
   Investor Class                   None        None    None        0.25
Specialized Financial Services
  Fund
   Class A                          5.75       1.00^    None        0.25
   Class B                          None        5.00    0.75        0.25
   Class C                          None        1.00    0.75        0.25
Specialized Health Sciences
  Fund
   Class A                          5.75       1.00^    None        0.25
   Class B                          None        5.00    0.75        0.25
   Class C                          None        1.00    0.75        0.25
Specialized Technology Fund
   Class A                          5.75       1.00^    None        0.25
   Class B                          None        5.00    0.75        0.25
   Class C                          None        1.00    0.75        0.25
   Class Z                          None        None    None        0.25
--------
/8/ On May 9, 2007 the Board of Trustees approved the establishment of Institutional Class shares for the Small Cap Value Fund, which is expected to commence operations on or about July 31, 2007.
/9/ On May 9, 2007 the Board of Trustees approved the establishment of Class A and Class C shares for the Small/Mid Cap Value Fund, which are expected to commence operations on or about July 31, 2007.
^ Class A shares that are purchased at NAV in amounts of $1,000,000 or more have no initial sales charge and will be assessed a 1.00% CDSC (0.50% for the Short Duration Government Bond Fund, National Limited-Term Tax-Free Fund, Stable Income Fund and Ultra-Short Duration Bond Fund) if they are redeemed within one year from the date of purchase, unless the dealer of record waives its commission with a Fund's approval. Effective
      February 1, 2008, such Class A share purchases may be assessed such CDSC if they are redeemed within eighteen months from the date of purchase. Class A shares purchased at NAV in amounts of less than $1,000,000 have an initial sales charge and will not be assessed a CDSC.

                                     Maximum                         Maximum
Funds Trust Multi Class           Initial Sales Maximum  Maximum   Shareholder
Funds and Share Classes              Charge      CDSC   12b-1 Fee Servicing Fee
-----------------------           ------------- ------- --------- -------------
Stable Income Fund
   Class A                            2.00       0.50^    None        0.25
   Class B                            None        1.50    0.75        0.25
   Class C                            None        1.00    0.75        0.25
   Administrator Class                None        None    None        0.25
Strategic Income Fund
   Class A                            4.50       1.00^    None        0.25
   Class B                            None        5.00    0.75        0.25
   Class C                            None        1.00    0.75        0.25
Strategic Small Cap Value Fund
   Class A                            5.75       1.00^    None        0.25
   Class C                            None        1.00    0.75        0.25
   Administrator Class                None        None    None        0.25
Target Today Fund
   Class A                            5.75       1.00^    None        0.25
   Class B                            None        5.00    0.75        0.25
   Class C                            None        1.00    0.75        0.25
   Administrator Class                None        None    None        0.25
   Institutional Class                None        None    None        None
   Investor Class                     None        None    None        0.25
Target 2010 Fund
   Class A                            5.75       1.00^    None        0.25
   Class B                            None        5.00    0.75        0.25
   Class C                            None        1.00    0.75        0.25
   Administrator Class                None        None    None        0.25
   Institutional Class                None        None    None        None
   Investor Class                     None        None    None        0.25
Target 2015 Fund/10/
   Administrator Class                None        None    None        0.25
   Institutional Class                None        None    None        None
   Investor Class                     None        None    None        0.25
Target 2020 Fund
   Class A                            5.75       1.00^    None        0.25
   Class B                            None        5.00    0.75        0.25
   Class C                            None        1.00    0.75        0.25
   Administrator Class                None        None    None        0.25
   Institutional Class                None        None    None        None
   Investor Class                     None        None    None        0.25
Target 2025 Fund/10/
   Administrator Class                None        None    None        0.25
   Institutional Class                None        None    None        None
   Investor Class                     None        None    None        0.25
--------
/10/ On February 7, 2007 the Board of Trustees approved the establishment of the Target 2015, Target 2025, Target 2035 and Target 2045 Funds, which are expected to commence operations on or about July 1, 2007.
^ Class A shares that are purchased at NAV in amounts of $1,000,000 or more have no initial sales charge and will be assessed a 1.00% CDSC (0.50% for the Short Duration Government Bond Fund, National Limited-Term Tax-Free Fund, Stable Income Fund and Ultra-Short Duration Bond Fund) if they are redeemed within one year from the date of purchase, unless the dealer of record waives its commission with a Fund's approval. Effective
      February 1, 2008, such Class A share purchases may be assessed such CDSC if they are redeemed within eighteen months from the date of purchase. Class A shares purchased at NAV in amounts of less than $1,000,000 have an initial sales charge and will not be assessed a CDSC.

                                     Maximum                         Maximum
Funds Trust Multi Class           Initial Sales Maximum  Maximum   Shareholder
Funds and Share Classes              Charge      CDSC   12b-1 Fee Servicing Fee
-----------------------           ------------- ------- --------- -------------
Target 2030 Fund
   Class A                            5.75       1.00^    None        0.25
   Class B                            None        5.00    0.75        0.25
   Class C                            None        1.00    0.75        0.25
   Administrator Class                None        None    None        0.25
   Institutional Class                None        None    None        None
   Investor Class                     None        None    None        0.25
Target 2035 Fund/10/
   Administrator Class                None        None    None        0.25
   Institutional Class                None        None    None        None
   Investor Class                     None        None    None        0.25
Target 2040 Fund
   Class A                            5.75       1.00^    None        0.25
   Class B                            None        5.00    0.75        0.25
   Class C                            None        1.00    0.75        0.25
   Administrator Class                None        None    None        0.25
   Institutional Class                None        None    None        None
   Investor Class                     None        None    None        0.25
Target 2045 Fund/10/
   Administrator Class                None        None    None        0.25
   Institutional Class                None        None    None        None
   Investor Class                     None        None    None        0.25
Target 2050 Fund/11/
   Investor Class                     None        None    0.00        0.25
   Institutional Class                None        None    0.00        0.00
   Administrator Class                None        None    0.00        0.25
Total Return Bond Fund
   Class A                            4.50       1.00^    None        0.25
   Class B                            None        5.00    0.75        0.25
   Class C                            None        1.00    0.75        0.25
   Administrator Class                None        None    None        0.25
   Class Z                            None        None    None        0.25
   Institutional Class                None        None    None        None
Treasury Plus Money Market Fund
   Class A                            None        None    None        0.25
   Institutional Class                None        None    None        None
   Service Class                      None        None    None        0.25
--------
^ Class A shares that are purchased at NAV in amounts of $1,000,000 or more have no initial sales charge and will be assessed a 1.00% CDSC (0.50% for the Short Duration Government Bond Fund, National Limited-Term Tax-Free Fund, Stable Income Fund and Ultra-Short Duration Bond Fund) if they are redeemed within one year from the date of purchase, unless the dealer of record waives its commission with a Fund's approval. Effective
      February 1, 2008, such Class A share purchases may be assessed such CDSC if they are redeemed within eighteen months from the date of purchase. Class A shares purchased at NAV in amounts of less than $1,000,000 have an initial sales charge and will not be assessed a CDSC.
/10/ On February 7, 2007 the Board of Trustees approved the establishment of the Target 2015, Target 2025, Target 2035 and Target 2045 Funds, which are expected to commence operations on or about July 1, 2007.
/11/ On November 8, 2006 the Board of Trustees approved the establishment of the Target 2050 Fund, which is expected to commence operations on or about July 1, 2007.

                                   Maximum                         Maximum
Funds Trust Multi Class         Initial Sales Maximum  Maximum   Shareholder
Funds and Share Classes            Charge      CDSC   12b-1 Fee Servicing Fee
-----------------------         ------------- ------- --------- -------------
Ultra-Short Duration Bond Fund
   Class A                          2.00       0.50^    None        0.25
   Class B                          None        1.50    0.75        0.25
   Class C                          None        1.00    0.75        0.25
   Class Z                          None        None    None        0.25
Ultra Short-Term Income Fund
   Administrator Class              None        None    None        0.25
   Advisor Class                    None        None    None        0.25
   Investor Class                   None        None    None        0.25
   Institutional Class              None        None    None        None
Ultra Short-Term Municipal
  Income Fund
   Advisor Class                    None        None    None        0.25
   Investor Class                   None        None    None        0.25
   Institutional Class              None        None    None        None
U.S. Value Fund
   Class A                          5.75       1.00^    None        0.25
   Class B                          None        5.00    0.75        0.25
   Class C                          None        1.00    0.75        0.25
   Class Z                          None        None    None        0.25
   Administrator Class              None        None    None        0.25
Value Fund
   Class A                          5.75       1.00^    None        0.25
   Class B                          None        5.00    0.75        0.25
   Class C                          None        1.00    0.75        0.25
   Investor Class                   None        None    None        0.25
   Administrator Class              None        None    None        0.25
Wisconsin Tax-Free Fund
   Class C                          None        1.00    0.75        0.25
   Investor Class                   None        None    None        0.25
100% Treasury Money Market Fund
   Class A                          None        None    None        0.25
   Service Class                    None        None    None        0.25

Appendix A amended: May 9, 2007

--------
^ Class A shares that are purchased at NAV in amounts of $1,000,000 or more have no initial sales charge and will be assessed a 1.00% CDSC (0.50% for the Short Duration Government Bond Fund, National Limited-Term Tax-Free Fund, Stable Income Fund and Ultra-Short Duration Bond Fund) if they are redeemed within one year from the date of purchase, unless the dealer of record waives its commission with a Fund's approval. Effective
      February 1, 2008, such Class A share purchases may be assessed such CDSC if they are redeemed within eighteen months from the date of purchase. Class A shares purchased at NAV in amounts of less than $1,000,000 have an initial sales charge and will not be assessed a CDSC.

                                  APPENDIX B

                                                                Class-Level
Multi-Class Funds and Classes                                Administration Fee
-----------------------------                                ------------------
Non-Money Market Funds
Class A, Class B, Class C, Class D and Advisor Class                0.28%
Administrator Class                                                 0.10%
Institutional Class                                                 0.08%
Class Z and Investor Class                                          0.45%

Money Market Funds
Class A, Class B, Class C                                           0.22%
Service Class                                                       0.12%
Administrator Class                                                 0.10%
Institutional Class                                                 0.08%
Class Z and Investor Class                                          0.39%
Select Class                                                        0.09%

Appendix B amended: November 8, 2006

                                      B-1